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                                                                   EXHIBIT 10.89



                 SECOND AMENDMENT TO CREDIT AGREEMENT AND WAIVER
                 -----------------------------------------------


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT AND WAIVER (the "AMENDMENT"), dated as of March 31, 1998, among PHONETEL TECHNOLOGIES, INC., an Ohio corporation (the "BORROWER"), ING (U.S.) CAPITAL CORPORATION, a Delaware corporation ("ING"), TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation ("TRANSAMERICA"), FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA"), and AMERICAN NATIONAL BANK, a national banking association ("AMERICAN"), constituting all of the Lenders under the Credit Agreement referenced below, ING in its capacity as Agent for the Lenders and Transamerica and Finova in their capacity as Co-Agents for the Lenders.

         RECITALS:
         ---------

         A. The Borrower, the Lenders, the Agent and the Co-Agents have entered into a certain Credit Agreement, dated as of May 30, 1997, as amended by a certain First Amendment to Credit Agreement dated as of February 24, 1998 (as so amended, the "CREDIT AGREEMENT"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

         B. The Borrower has requested that certain covenants and provisions in the Credit Agreement be amended or waived as set forth herein.

         C. The Lenders are agreeable to amending the Credit Agreement on the terms and conditions set forth herein.

         NOW, THEREFORE, the parties hereto agree as follows:

1. AMENDMENT TO SECTION 6.2.4. Section 6.2.4 of the Credit Agreement is hereby amended by replacing subsections (b) and (d) of such Section with the following:

                  (b) DEBT TO EBITDA RATIO. The Borrower will not permit the Debt to EBITDA Ratio of the Borrower and its Subsidiaries for the twelve-month period ending on the last day of any Fiscal Quarter to be more than the ratio set forth opposite such Fiscal Quarter (for the Fiscal Quarter ending on March 31, 1998, such ratio shall be calculated as provided in clause (e) of this SECTION 6.2.4):



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                           Fiscal Quarter Ending:             Ratio
                           ----------------------             -----

                           March 31, 1998                     10.7
                           June 30, 1998                       7.5
                           September 30, 1998                  6.6
                           December 31, 1998                   5.5
                           March 31, 1999                      5.0
                           June 30, 1999                       5.0
                           September 30, 1999                  5.0
                           December 31, 1999                   4.5
                           March 31, 2000                      4.5
                           June 30, 2000                       4.0

                  (d) INTEREST COVERAGE RATIO. The Borrower will not permit the Interest Coverage Ratio of the Borrower and its Subsidiaries for the twelve-month period ending on the last day of any Fiscal Quarter to be less than the ratio set forth opposite such Fiscal Quarter (for the Fiscal Quarter ending on March 31, 1998, such ratio to be calculated as provided in clause
                  (e) of this SECTION 6.2.4.):

                          Fiscal Quarter Ending:             Ratio
                          ----------------------             -----

                           March 31, 1998                     1.1
                           June 30, 1998                      1.2
                           September 30, 1998                 1.3
                           December 31, 1998                  1.5
                           March 31, 1999                     1.7
                           June 30, 1999                      1.8
                           September 30, 1999                 1.8
                           December 31, 1999                  1.9
                           March 31, 2000                     1.9
                           June 30, 2000                      1.9

2. AMENDMENT TO SECTION 6.2.4. Section 6.2.4 of the Credit Agreement is hereby amended by adding thereto the following subsection (f):

                  (f) ROUNDING FACTOR. For purposes of determining compliance with subsections (a) through (d) of this SECTION 6.2.4, all amounts shall be rounded to the nearest decimal set forth in the respective subsection using customary rounding methods.


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3.       WAIVER OF SECTION 6.1.1(a). The Lenders hereby waive any Event of
         Default arising as a result of the qualification taken by Price Waterhouse LLP in footnote 2 of the consolidated financial statements of the Borrower and its Subsidiaries as of December 31, 1997 and for the Fiscal Year ending on such date. Nothing herein shall be construed to waive any requirements of Sections 6.1.1 with respect to any financial statements of the Borrower and its Subsidiaries, other than the financial statements as at December 31, 1997 and for the Fiscal Year ending on such date, or with respect to any other matter set forth in such financial statements other than footnote 2 of such financial statements.

4. LENDERS' AUDIT AND INSPECTION OF BOOKS AND RECORDS. In consideration of the amendments and waivers set forth herein, the Borrower acknowledges and agrees that, pursuant to Section 6.1.7 of the Credit Agreement, the Agent and the Lenders shall have access to and shall be permitted to conduct an inspection and audit of the books, records and business of the Borrower and its Subsidiaries (such examination may include review of the Borrower's business, prospects and financial position by independent consultants), and that the Borrower shall pay any fees and expenses, including, without limitation, any fees of the Agent's and the Lenders' in-house or outside auditors incurred in connection with such inspection and audit. Notwithstanding the foregoing, the Agent and the Lenders agree that no such inspection and audit shall be commenced prior to April 15, 1998.

5. REPRESENTATIONS, WARRANTIES AND COVENANTS. In order to induce the Lenders, the Agent and the Co-Agents to enter into this Amendment and to consummate the transactions contemplated herein, the Borrower hereby represents, warrants and covenants to and with the Agent, the Co-Agents and each Lender as follows:

                  (a) as of the date hereof, all representations and warranties set forth in Article 5 of the Credit Agreement and in all other Loan Documents are true and correct in all material respects, except to the extent described in Section 15 of that certain First Amendment to Credit Agreement dated as of February 24, 1998 among the Borrower, ING, Transamerica, Finova and American;

                  (b) as of the date hereof and after giving effect to this
                 Amendment, no Default or Event of Default exists under the Credit Agreement; and

                  (c) the breach of any representation, warranty or covenant set forth in this Section 5 shall constitute an Event of Default under the Credit AgreemenT.

6. EFFECTIVENESS. This Amendment shall become effective only upon receipt by the Agent of a copy of this Amendment, duly executed by each of the Borrower, the Lenders, the Agent and the Co-Agents, and duly acknowledged and consented to by the Subsidiaries of the Borrower in the form attached to this Amendment.


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7.       CONTINUING EFFECTIVENESS OF CREDIT AGREEMENT. The Credit Agreement and
         each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms, except as expressly amended or modified by this Amendment.

8. COST AND EXPENSES. The Borrower agrees to pay all reasonable out-of-pocket expenses of the Agent and each of the Lenders party to this Amendment for the negotiation, preparation, execution and delivery of this Amendment (including reasonable fees and expenses of counsel to the Agent and such Lenders).

9. HEADINGS. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

10. COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the Borrower, the Lenders and the Agent and shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

11. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

12. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that the Borrower may not assign or transfer its rights or obligations hereunder or under the Credit Agreement except in accordance with the terms of the Credit Agreement.


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                         PHONETEL TECHNOLOGIES, INC.

                                         By:/s/ Tammy L. Martin
                                            -----------------------------------
                                                  Tammy L. Martin
                                                  Secretary

                                                      [CORPORATE SEAL]


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Percentage: 26.6666667%              ING (U.S.) CAPITAL CORPORATION, in its
                                     capacity as Agent and Lender

                                     By: /s/ Steven G. Fleenor
                                         --------------------------------------
                                              Steven G. Fleenor
                                              Vice President


Percentage: 26.6666667%              TRANSAMERICA BUSINESS CREDIT CORPORATION,
                                     in its capacity as Co-Agent and Lender

                                     By:  /s/ Michael W. Kempel
                                         --------------------------------------
                                              Name:  Michael W. Kempel
                                              Title: Senior Account Executive


Percentage: 26.6666667%              FINOVA CAPITAL CORPORATION, in its capacity
                                     as Co-Agent and Lender

                                     By:  /s/ Thomas L. Gibbons
                                          --------------------------------------
                                              Name:  Thomas L. Gibbons
                                              Title: Vice President


Percentage: 20.0%                    AMERICAN NATIONAL BANK, in its capacity as
                                     Lender

                                     By:  /s/ Richard Jonscher
                                          --------------------------------------
                                              Name:  Richard Jonscher
                                              Title: Vice President


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                           ACKNOWLEDGMENT AND CONSENT

         The undersigned hereby acknowledge receipt of a copy of the foregoing Amendment, consent to the terms and provisions set forth therein, and agree that the Subsidiary Guaranty dated as of May 30, 1997 (the "SUBSIDIARY GUARANTY") made by each of the undersigned, jointly and severally, in favor of ING (U.S.) Capital Corporation ("ING"), the other lenders as are, or may from time to time become, parties to the Credit Agreement (as defined in the Subsidiary Guaranty) and ING in its capacity as Agent for such Lenders, will continue in full force and effect without diminution or impairment notwithstanding the execution and delivery of the Amendment. The undersigned further acknowledge and agree that, upon effectiveness of the Amendment and from and after the date thereof, each reference to the Credit Agreement in the Subsidiary Guaranty and each other Loan Document (as such term is defined in the Credit Agreement) to which any of the undersigned is a party shall mean and be a reference to the Credit Agreement as amended by this Amendment.

CHEROKEE COMMUNICATIONS, INC.

By:  /s/ Tammy L. Martin
     ----------------------------
         Tammy L. Martin
         Secretary


                  [CORPORATE SEAL]


PHONETEL V, INC.

By: /s/  Tammy L. Martin
     ----------------------------
         Tammy L. Martin
         Secretary


                  [CORPORATE SEAL]


PHONETEL ACQUISITION CORP.

By: /s/  Tammy L. Martin
     ----------------------------
         Tammy L. Martin
         Secretary


                  [CORPORATE SEAL]

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